Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ardent Health, Inc. (the “Company”) on Form 10-Q
for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange
Commission on the date hereof  (the “Report”), I, Alfred Lumsdaine, Executive Vice President,
Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2025

		By:	/s/ Alfred Lumsdaine
			Name:	Alfred Lumsdaine
			Title:	Executive Vice President, Chief Financial Officer
(Principal Financial Officer)